Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
I, Mark N. Schroeder, Chief Financial Officer of Patriot Coal Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2009 (the “Quarterly Report”) which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Patriot Coal Corporation.

Dated: May 7, 2009

/s/ Mark N. Schroeder Mark N. Schroeder
Chief Financial Officer